Future Minimum Payments Under Non-cancelable Leases with Initial Terms of One-Year or More (Detail) - Dec. 31, 2024 ¥ in Millions, $ in Millions	CNY (¥)	USD ($)
Future Minimum Payments Under Noncancelable Agreements For Bandwidth And Property Management Fees [Abstract]
2025	¥ 667	$ 91
2026	259	35
2027	73	10
2028	10	1
2029	6	1
Thereafter	16	2
Total Future minimum payments under non-cancelable agreements for bandwidth and property management fees	¥ 1,031	$ 140